TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Global Sustainability Fund

Supplement dated September 22, 2010 to the Prospectus
 dated February 26, 2010

The Fund has adopted changes to its investment strategies, to be effective November 1, 2010. The changes to the investment strategies are reflected below.

The section of the Prospectus entitled “SUMMARY - Investment Strategies” is amended as follows:

The first, second and third paragraphs are replaced with the following:

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies around the globe that are viewed as contributing to the world’s future sustainability.  In selecting investments for the Fund, TDAM USA Inc. (the “Investment Manager” or “TDAM”) selects (i) companies that it deems to be leaders with respect to environmental stewardship, corporate governance and/or protecting the rights of shareholders, employees and communities in which they operate, each as determined in accordance with criteria established by TDAM; and/or (ii) companies specializing in clean energy technology, clean water and resource efficiency.  The criteria used by TDAM to identify companies for investment may include the company’s track record with respect to sustainable practices, environmental reporting, resource efficiency, emissions reduction, human rights, employment standards, community relations, shareholder rights, board independence, industry-specific criteria and other factors.

The Investment Manager applies fundamental analysis to pinpoint at least 50 companies with the most compelling financial and sustainability characteristics.

The section of the Prospectus entitled “DETAILS ABOUT THE FUND – Investment Strategies” is amended as follows:

The first, second and third paragraphs are replaced with the following:

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies around the globe that are viewed as contributing to the world’s future sustainability.  Under normal market conditions the Fund will invest significantly (at least 40% - unless market conditions are not deemed favorable by the Investment Manager in which case the Fund would invest at least 30%) in companies having their principal place of business outside the United States.  In selecting investments for the Fund, TDAM selects companies that it deems to be (i) leaders with respect to environmental stewardship, corporate governance and/or protecting the rights of shareholders, employees and communities in which they operate, each as determined in accordance with criteria established by TDAM; and/or (ii) companies specializing in clean energy technology, clean water and resource efficiency.  The criteria used by TDAM to identify companies for investment may include the company’s track record with respect to sustainable practices, environmental reporting, resource efficiency, emissions reduction, human rights, employment standards, community relations, shareholder rights, board independence, industry-specific criteria and other factors.

The Investment Manager applies fundamental analysis to pinpoint at least 50 companies with the most compelling financial and sustainability characteristics.

The section entitled “DISCLAIMERS’ is deleted in its entirety.

Shareholders should retain this supplement for future reference.